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                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
                   Pursuant to Regulation FD Rules 100 and 101
       Date of Report (Date of earliest event reported): December 31, 2001
                    Newcourt Equipment Trust Securities 1998-2

                                   A New York
                                   Corporation

        Commission File                                  I.R.S Employer
          No. 333-34793                                   No. 13-7135550

                               c/o Citibank, N.A.
                           111 Wall Street, 5th Floor
                            New York, New York 10043
                         Telephone Number (212) 657-7805


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Item 9. Regulation FD Disclosure
Exhibit 99 - Annual Servicing Report


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2

                        By: Capita Corporation, f/k/a ATT&T Capital Corporation,
                            as Servicer


                        By: /s/ Eric S. Mandelbaum
                            Name: Eric S. Mandelbaum
                            Title: Vice President

Dated: February 5, 2002


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